SECURITIES AND EXCHANGE COMMISSION
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                             Washington, D.C. 20549
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                                    FORM 8-K
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                                 CURRENT REPORT
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                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported):   October 28, 2004
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                            THE MIDDLEBY CORPORATION
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             (Exact Name of Registrant as Specified in its Charter)


                           Commission File No. 1-9973


        Delaware                                         36-3352497
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(State or Other Jurisdiction of             (I.R.S. Employer Identification No.)
Incorporation or Organization)

1400 Toastmaster Drive, Elgin, Illinois                        60120
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(Address of Principal Executive Offices)                     (Zip Code)


Registrant's Telephone No., including Area Code  (847) 741-3300
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition
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On October 28, 2004, The Middleby Corporation issued a press release announcing its financial results for the quarter ended October 2, 2004. A copy of that press release is attached as Exhibit 99.1.


Item 9.01 Financial Statements and Exhibits
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     (c)  Exhibits.


          99.1 Press Release issued by The Middleby Corporation dated October 28, 2004 (furnished pursuant to Item 2.02).

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                   THE MIDDLEBY CORPORATION
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                                                          (Registrant)


    Date   October 29, 2004                        By: /s/ Timothy J. FitzGerald
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                                                       Timothy J. FitzGerald
                                                       Vice President,
                                                       Chief Financial Officer